EXHIBIT  23.1





 CONSENT  OF  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING  FIRM



We consent to the incorporation by reference in Registration Statement No. 333-34929 and 333-34867 of Sentry Technology Corporation on Form S-8 of our report dated March 16, 2006 appearing in this Annual Report on Form 10-KSB of Sentry Technology Corporation for the year ended December 31, 2005.



                                                       /s/  SF Partnership, LLP

                                                         Chartered Accountants



Toronto, Canada
March 16, 2006